UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2007

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 29, 2007, Odyssey HealthCare, Inc. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing, among other things, the preliminary financial results of the Company for the fourth quarter and the year ended December 31, 2006, and earnings guidance for 2007. These preliminary results disclosed in the attached press release are based on unaudited financial information and on preliminary information reviewed by the management to date. These preliminary results remain subject to the completion of the Company’s internal review of its financial results, its independent auditors’ completion of their audit of the Company’s 2006 financial statements and potential revisions resulting therefrom.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1 Press release dated January 29, 2007.

Limitation on Incorporation by Reference
     In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 2.02, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: January 29, 2007	By:	/s/ R. Dirk Allison
R. Dirk Allison
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated January 29, 2007.